Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement dated October 29, 2015 to the

Statutory Prospectus for Class A, Class B, Class C, Class R,

Institutional Class, Class R6, Class P, Administrative Class and Class D Shares of

Allianz Funds Multi-Strategy Trust,

Dated April 1, 2015 (as supplemented thereafter)

This supplement replaces in its entirety the supplement previously filed on June 5, 2015.

Disclosure Relating to AllianzGI International Small-Cap Fund (for purposes of this section only, the “Fund”)

The first two sentences in each of (i) the subsection entitled “Principal Investment Strategies” within the Fund Summary relating to the Fund and (ii) the subsection entitled “Principal Investments and Strategies” within the section entitled “Principal Investments and Strategies of Each Fund–AllianzGI International Small-Cap Fund” are hereby deleted in their entirety and replaced with the following:

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently defines companies with smaller market capitalizations as those with market capitalizations comparable to companies included in the MSCI World Small-Cap Index (between $37.8 million and $8.2 billion as of September 30, 2015). Under normal market and other conditions, the Fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI World Small-Cap Index, which as of September 30, 2015 would permit the Fund to maintain a weighted-average market capitalization ranging from $1.3 billion to $5.3 billion.

Disclosure Relating to AllianzGI NFJ Global Dividend Value Fund (for purposes of this section only, the “Fund”)

Effective June 5, 2015, the first sentence in each of (i) the subsection entitled “Principal Investment Strategies” within the Fund Summary relating to the Fund and (ii) the subsection entitled “Principal Investments and Strategies” within the section entitled “Principal Investments and Strategies of Each Fund–AllianzGI NFJ Global Dividend Value Fund” is hereby deleted in its entirety and replaced with the following:

The Fund seeks to achieve its objective by normally investing primarily in common stocks of U.S. and non-U.S. companies with market capitalizations in excess of $100 million.

Disclosure Relating to AllianzGI NFJ International Small-Cap Value Fund (for purposes of this section only, the “Fund”)

Effective November 1, 2015, within the Fund Summary relating to the Fund, the fee tables and expense examples for the Fund under “Fees and Expenses of the Fund” are hereby revised in their entirety as follows:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees(2)	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.85%	0.25%	1.44%	2.54%	(1.24)%	1.30%
Class C	0.85	1.00	1.45	3.30	(1.25)	2.05
Institutional	0.85	None	1.36	2.21	(1.16)	1.05
Class P	0.85	None	1.44	2.29	(1.14)	1.15
Class D	0.85	0.25	2.27	3.37	(2.07)	1.30

(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.
(2)	Amounts have been restated to reflect current fees.
(3)	Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through October 31, 2016 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.30% for Class A shares, 2.05% for Class C shares, 1.05% for Institutional Class shares, 1.15% for Class P shares and 1.30% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$675	$1,185	$1,721	$3,179	$675	$1,185	$1,721	$3,179
Class C	308	899	1,614	3,510	208	899	1,614	3,510
Institutional	107	579	1,079	2,453	107	579	1,079	2,453
Class P	117	606	1,121	2,537	117	606	1,121	2,537
Class D	132	843	1,577	3,518	132	843	1,577	3,518

Effective November 1, 2015, within the Management of the Funds section of the Prospectus, in the subsection entitled “Management Fees”, the following footnote is added to information relating to the Fund in the “Management Fees” table:

(4) The Fund’s investment management fee was reduced to 0.85% on November 1, 2015.

Disclosure Relating to AllianzGI Retirement 2015 Fund, AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund, AllianzGI Retirement 2055 Fund and AllianzGI Retirement Income Fund

The first paragraph of the sub-section entitled “Principal Investments and Strategies” of the section entitled “Overview of Allianz Target Funds” is hereby deleted and replaced in its entirety as follows:

The Target Funds seek to achieve their investment objectives by investing under normal circumstances primarily in Underlying Funds that are sponsored and managed by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) and/or its affiliates. Potential Underlying Funds currently include all series of Allianz Funds, Allianz Multi-Strategy Funds, AllianzGI Institutional Multi-Series Trust, PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, except those that principally employ a “fund-of-funds” strategy. Each Target Fund may invest without limit in Underlying Funds and may invest a significant percentage of its assets in a small number, or even one, of the Underlying Funds.

Disclosure Relating to AllianzGI Retirement 2015 Fund, AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund, AllianzGI Retirement 2055 Fund, AllianzGI Retirement Income Fund, AllianzGI Global Allocation Fund, AllianzGI Global Dynamic Allocation Fund, AllianzGI Global Megatrends Fund, AllianzGI Global Fundamental Strategy Fund, AllianzGI Emerging Markets Debt Fund and AllianzGI Multi-Asset Real Return Fund

The fourth paragraph of disclosure in the section entitled “Summary of Principal Risks” is hereby deleted and replaced in its entirety as follows:

The summary is not intended to be exhaustive. For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses and private placement memoranda. This summary is qualified in its entirety by reference to the prospectuses, private placement memoranda and statements of additional information of the relevant Underlying Funds, which are available free of charge by telephoning Allianz Funds at 1-800-988-8380 for Class A, Class B, Class C and Class R shares and 1-800-498-5413 for Institutional Class, Class R6, Class P, Administrative Class and Class D shares and series of AllianzGI Institutional Multi-Series Trust.

The last sentence of the second paragraph of disclosure in the sub-section entitled “Underlying Fund and Acquired Fund Risks” of section entitled “Summary of Principal Risks” is hereby deleted and replaced in its entirety as follows:

For more information about the risks associated with Underlying Funds, please see the Trust’s Statement of Additional Information and the Underlying Funds’ prospectuses and private placement memoranda, which may be obtained free of charge by telephoning the Distributor at 1-800-988-8380 for Class A, Class B, Class C and Class R shares and at 1-800-498-5413 for Institutional Class, Class R6, Class P, Administrative Class and Class D shares and series of AllianzGI Institutional Multi-Series Trust.

The second paragraph of disclosure in the section entitled “Underlying Funds and Other Acquired Funds” is hereby deleted and replaced in its entirety as follows:

At the discretion of Allianz Global Fund Management and without shareholder approval (though subject to any applicable Fund-specific investment restrictions), the Target Funds, Global Megatrends Fund, Allocation Funds, Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund may invest in additional funds of the Trust, Allianz Funds, AllianzGI Institutional Multi-Series Trust, PIMCO Equity Series, PIMCO ETF Trust, PIMCO Funds or other affiliated and non-affiliated funds created in the future. All of the Underlying Funds are registered investment companies. The series of AllianzGI Institutional Multi-Series Trust are privately placed, whereas all other Underlying Funds are publicly offered and sold. The Trust, Allianz Funds and AllianzGI Institutional Multi-Series Trust are advised by Allianz Global Fund Management. The PIMCO

Equity Series, PIMCO ETF Trust and PIMCO Funds are advised by Pacific Investment Management Company LLC (“PIMCO”). PIMCO is affiliated with Allianz Global Fund Management, and is an indirect subsidiary of Allianz Asset Management of America L.P. (“Allianz”). For a more complete description of an Underlying Fund, please see the Statement of Additional Information and such Underlying Fund’s prospectus or private placement memorandum, as applicable, which are available free of charge by telephoning the Distributor at the numbers below.

The first paragraph of disclosure in the sub-section entitled “Summary Description of Underlying Funds” of the section entitled “Underlying Funds and Other Acquired Funds” is hereby deleted and replaced in its entirety as follows:

The following provides a concise description of the investment objectives, main investments and other information about each Underlying Fund. The information and tables below list the Underlying Funds in alphabetical order according to the trust of which each Underlying Fund is a series, without regard to the investment strategy the Underlying Fund employs. For additional discussion of the investments and strategies that may be employed by the Funds and the Underlying Funds, see “Principal Investments and Strategies of Each Fund” above or “Characteristics and Risks of Securities and Investment Techniques” below. For more information about these funds, please see the applicable prospectus, private placement memorandum and Statement of Additional Information. A more complete description of these Underlying Funds may be found in the prospectuses, private placement memoranda and Statements of Additional Information of each applicable Underlying Fund, which are available free of charge by calling the numbers below:

Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust:
(Class A, Class B, Class C and Class R shares)	800-988-8380
(Institutional Class, Class R6, Class P, Administrative Class and Class D shares and series of AllianzGI Institutional Multi-Series Trust	800-498-5413
PIMCO Funds and Equity Series Institutional:	800-927-4648
PIMCO Funds and Equity Series Retail:	800-426-0107
PIMCO ETF Trust:	888-400-4383

The following information is hereby added to the table in the sub-section entitled “Summary Description of Underlying Funds” of the section entitled “Underlying Funds and Other Acquired Funds” as follows:

AllianzGI Institutional Multi-Series Portfolio	Investment Objective	Portfolio Focus	Approximate Primary Capitalization Range
AllianzGI Advanced Core Bond Portfolio	Long-term risk adjusted total net return	Investment-grade fixed income securities	All capitalizations

Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated October 29, 2015 to the

Statement of Additional Information

Dated April 1, 2015 (as supplemented thereafter)

Disclosure Relating to AllianzGI NFJ International Small-Cap Value Fund (for purposes of this section only, the “Fund”)

Effective November 1, 2015, all references to the Fund’s management fee in the Statement of Additional Information will be revised to reflect the new 0.85% management fee.

Effective November 1, 2015, within the Management of the Trust section, the first paragraph of disclosure in the sub-section titled “Sub-Advisory Agreements—NFJ” is hereby revised in its entirety as follows:

Pursuant to a Sub-Advisory Agreement between the Manager and NFJ (the “NFJ Sub-Advisory Agreement”), NFJ serves as the Sub-Adviser and provides investment advisory services to the NFJ Funds. Pursuant to the terms of the NFJ Sub-Advisory Agreement, NFJ is responsible for managing, either directly or through others selected by it, the investment of the NFJ Funds’ assets, subject to the general oversight and supervision of the Manager and the Board of Trustees. For the services provided, the Manager (not the Trust) pays NFJ a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.65% for the NFJ Emerging Markets Value Fund, 0.55% for the NFJ International Small-Cap Value Fund, 0.50% for the NFJ Global Dividend Value Fund and 0.50% for the NFJ International Value II Fund.

Disclosure Relating to AllianzGI Retirement 2015 Fund, AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund, AllianzGI Retirement 2055 Fund, AllianzGI Retirement Income Fund, AllianzGI Global Allocation Fund, AllianzGI Global Dynamic Allocation Fund, AllianzGI Global Megatrends Fund, AllianzGI Global Fundamental Strategy Fund, AllianzGI Emerging Markets Debt Fund and AllianzGI Multi-Asset Real Return Fund (for purposes of this section only, each a “Fund,” and together, the “Funds”)

The last three sentences of the first paragraph of disclosure in Appendix E — Principal Investments, Strategies and Risks of Underlying Funds — are hereby deleted and replaced in their entirety with the following:

The summaries are based solely on information contained in the prospectuses and private placement memoranda of each Underlying Fund, as filed with the Securities and Exchange Commission, as of a recent date. These summaries are for convenient reference only and are qualified in their entirety by reference to the current prospectuses, private placement memoranda and statements of additional information of each Underlying Fund, and the Trust disclaims any obligation to update them in the event the information in the applicable Underlying Fund prospectus or private placement memorandum changes. The principal investments and strategies and principal risks of the Underlying Funds may change following the date of this Statement of Additional Information, and investors should refer to the prospectuses and private placement memoranda of the Trust, Allianz Funds, AllianzGI Institutional Multi-Series Trust, PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust and the Statements of Additional Information of the Trust, Allianz Funds, AllianzGI Institutional Multi-Series Trust, PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust for the most current information regarding the Underlying Funds. All of the Underlying Funds are registered investment companies. The series of AllianzGI Institutional Multi-Series Trust are privately placed, whereas all other Underlying Funds are publicly offered and sold.

The following information is hereby added to Appendix E — Principal Investments, Strategies and Risks of Underlying Funds as follows:

AllianzGI Advanced Core Bond Portfolio	Investment Objective Seeks long-term risk adjusted total net return	Portfolio Focus Investment grade fixed income securities	Credit Quality Not more than 20% of assets below investment grade

	Portfolio Category Fixed Income Securities		Dividend Frequency Quarterly

Principal Investments and Strategies

The Portfolio seeks to achieve its investment objective by investing in a broad range of fixed income securities and other instruments that the portfolio managers believe will optimize the risk-return profile of the Portfolio. The Portfolio will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other fixed income securities, including derivative instruments that provide synthetic exposure to fixed income securities. The Portfolio will normally seek to maintain an average portfolio duration within three years above or below that of its benchmark, the Barclays U.S. Aggregate Bond Index, which as of September 30, 2015 was 5.6 years. Duration is a measure of price volatility and interest rate sensitivity computed as the weighted average time remaining until receipt of cash flow from a fixed-income instrument. Other duration measures may also be used to determine the sensitivity of securities prices to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Portfolio may invest in securities of any credit quality, though will focus on securities rated B- (or its equivalent) or higher and will normally not invest more than 20% of its assets in securities which at the time of acquisition carry a rating below investment grade (also referred to as high yield or “junk” bonds). The Portfolio’s average credit quality can vary as the portfolio managers deem appropriate.

The Portfolio implements Allianz Global Investors’ “advanced fixed income” strategy, under which the portfolio managers utilize a flexible and active global diversification process across a wide range of fixed income asset classes to seek systematic identification of what they believe are fundamental debt market inefficiencies. The portfolio managers begin with a very large investment universe of several thousand potential investments, and then initially narrow the field through advanced proprietary analytical methods designed to identify and simplify the complex relationships between numerous economic variables.

In an effort to build a diversified final portfolio, the team uses fundamental research and quantitative analysis to implement several investment strategies in parallel, including the four strategies outlined below. In the following list, the first two strategies build upon top-down processes for investment allocation, whereas the third and fourth are bottom-up approaches to individual security selection.

•	Safe Spread (Long-Term): The portfolio managers strategically substitute, in place of securities contained in the Portfolio’s benchmark (the Barclays US Aggregate Bond Index), comparable bonds and other assets offering the same risk profile but with a higher return (“covered bonds”). For example, Government bonds may be replaced by debt securities backed by cash flows of public sector loans or bonds issued by agencies.

•	Tactical Allocation (Short-Term): The portfolio managers actively manage the allocation between asset classes based on tactical factors such as risk aversion and fundamentals. Duration, curve and country allocation are also considered tactical.

•	Security Selection on Secondary Markets: The portfolio managers adjust their selection and weighting of individual securities based on issuer credit. In selecting sovereign bonds, the portfolio managers focus on liquidity, while for covered and corporate bonds, they apply a relative value analysis that groups bonds by risk categories to assess relative value.

•	Participation in New Issues: The portfolio managers seek to capture primary market premiums through participation in new issues and initial public offerings of bonds.

The portfolio managers may consider selling a particular investment when they perceive a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, if any of the original reasons for purchase materially changes, or if the weighting of a particular security is significantly reduced on, or eliminated from, the Portfolio’s benchmark index.

Under normal circumstances the Portfolio will seek exposure primarily to investment grade fixed income securities issued or guaranteed by governments, municipalities, agencies, supranationals, regional or local authorities, and corporate issuers. The Portfolio may invest in any type of fixed income security, including Treasury bonds, corporate bonds, commercial mortgage-backed securities, asset-backed securities, mortgage-backed securities, high yield (i.e., “junk”) bonds, Yankee bonds, sovereign, sub-sovereign and supranational bonds, non-U.S. corporate bonds, covered bonds, emerging market debt and other fixed income instruments. The Portfolio may participate in new issues and initial public offerings (“IPOs”) in primary markets for fixed income securities. The Portfolio is not limited in its ability to invest in fixed income securities denominated in non-US currencies or by non-US issuers, including issuers located in emerging market countries. However, under normal circumstances, the Portfolio may invest only up to 20% of its net assets in bonds and other fixed income securities issued in non-U.S. currencies to the extent that the Portfolio’s currency exposure on such securities is not hedged to the U.S. dollar.

The Portfolio may utilize various derivative instruments and related strategies, including to gain exposure to one or more of the issuers and fixed income securities referred to above. The Portfolio may utilize derivatives of all types and may invest in, without limitation, Treasury futures and options, interest rate swaps, credit default swaps, and “to be announced” securities (“TBAs”), in order to achieve its investment objective. The Portfolio may use derivatives for hedging or efficient portfolio management purposes, as well as for investment purposes, and may use them to increase the Portfolio’s exposure beyond what it could achieve by investing in more conventional securities. The Portfolio may invest in currency-related transactions, such as forward transaction (including deliverable and non-deliverable forwards), currency futures transactions and currency options transactions, and may also invest directly in foreign currencies, in each case for hedging or other investment purposes.

The Portfolio may invest in the securities of issuers of any market capitalization, including smaller capitalization companies. In response to adverse market, economic, political or other conditions, the Portfolio may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Portfolio may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•	Fixed Income Risk

•	Market Risk

•	Issuer Risk

•	Interest Rate Risk

•	Credit and Counterparty Risk

•	Liquidity Risk

•	Currency Risk

•	Derivatives Risk

•	Emerging Markets Risk

•	Focused Investment Risk

•	High Yield Risk

•	IPO Risk

•	Leveraging Risk

•	Management Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Non-U.S. Investment Risk

•	Smaller Company Risk

•	Turnover Risk

Please retain this Supplement for future reference.